Exhibit 99.1
EXECUTION COPY
LIMITED GUARANTEE
          Limited Guarantee, dated as of October 5, 2010 (this “Limited Guarantee”), by Irving Place Capital Partners III, L.P. (the “Guarantor,”), in favor of Thermadyne Holdings Corporation, a Delaware corporation (the “Guaranteed Party”). Capitalized terms used herein without definition have the meanings given to them in the Merger Agreement (as defined below).
          1. LIMITED GUARANTEE. To induce the Guaranteed Party to enter into the Agreement and Plan of Merger, dated as of October 5, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Razor Holdco Inc., a Delaware corporation (“Parent”), Razor Merger Sub Inc. a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”), and the Guaranteed Party, pursuant to which Merger Subsidiary will merge with and into the Guaranteed Party, with the Guaranteed Party surviving the merger as a wholly-owned subsidiary of Parent, the Guarantor, intending to be legally bound, hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, pursuant to the terms and subject to the conditions herein, the due and punctual observance, performance and discharge of the payment obligations of Parent to pay when due the Parent Termination Fee, up to an amount equal to the Maximum Aggregate Amount (as defined below) (such amount, the Guarantor’s “Obligations”). In no event shall the Guarantor’s Obligations exceed Twenty Five Million Dollars ($25,000,000) (the “Maximum Aggregate Amount”). The Guarantor reserves the right to (i) set-off any amount owed hereunder by the Guarantor against any payment owing by the Guaranteed Party to Parent or the Guarantor and (ii) assert any and all defenses which Parent may have to payment of the Guarantor’s Obligations. The parties agree that this Limited Guarantee may not be enforced without giving effect to limitations on the Guarantor’s liability in the amount of its Obligations and the Guarantor’s aggregate liability in the Maximum Aggregate Amount.
          If Parent fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall, at the Guaranteed Party’s option, become immediately due and payable and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable law to collect the Obligations from the Guarantor. In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Obligations (subject to the Maximum Aggregate Amount) regardless of whether any action is brought against Parent.
          2. NATURE OF GUARANTEE. The Guaranteed Party shall not be obligated to file any claim relating to any Obligations in the event that Parent or Merger Subsidiary becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. The Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Merger Agreement that may be agreed to by Parent or Merger Subsidiary unless otherwise consented to by Guaranteed Party. In the event that any payment to the Guaranteed Party in respect of the Guarantor’s Obligations is rescinded or must otherwise be returned for any reason whatsoever (other than as set forth in the last sentence of Section 8), the Guarantor shall remain liable hereunder with respect to its Obligations as if such payment had not been made. This is an unconditional guarantee of payment and not of collectibility.
          3. CHANGES IN OBLIGATIONS, CERTAIN WAIVERS. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any Obligations, and may also make any agreement with Parent, Merger Subsidiary or with any other Person interested in the transactions contemplated by the Merger Agreement (including the Guarantor), for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and Parent, Merger Subsidiary or any such other Person without in any way impairing or affecting any obligations under this Limited Guarantee. The Guarantor agrees that its obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent, Merger Subsidiary or any other Person interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of any Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms of the Merger Agreement or any other agreement evidencing, securing or otherwise executed by Parent, Merger Subsidiary and the Guaranteed Party in connection with any Obligations; (c) the addition, substitution, discharge or release of any entity or other Person now or hereafter liable with respect to the Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of Parent, Merger Subsidiary or any other Person now or hereafter liable with respect to the Obligations or otherwise interested in the transactions contemplated by the Merger Agreement (including the Guarantor); (e) the existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Merger Subsidiary or the Guaranteed Party or any of their respective Affiliates, whether in connection with the Obligations or otherwise except as provided herein; (f) the adequacy of any other means the Guaranteed Party may have of obtaining payment related to the Obligations; or (g) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent, Merger Subsidiary or any other Person interested in the transactions contemplated by the Merger Agreement (including the Guarantor). To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of its Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Obligations and all other notices of any kind (except for notices to be provided to Parent and Weil, Gotshal & Manges LLP in accordance with Section 11.01 of the Merger Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Parent, Merger Subsidiary or any other Person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally (other than fraud by the Guaranteed Party or any of its affiliates, defenses to the payment of any Obligations that are available to Parent or Merger Subsidiary under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the

Merger Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.
The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause its affiliates not to institute, directly or indirectly, any proceeding or bring any other claim arising under, or in connection with, this Limited Guarantee, the Merger Agreement or the transactions contemplated hereby or thereby, against the Guarantor or Parent Affiliate (as hereinafter defined) (i) except for claims against the Guarantor for its Obligations under this Limited Guarantee (subject to the limitations described herein) or (ii) to recover more than the Maximum Aggregate Amount in the aggregate from the Guarantor and its permitted assignees, and the Guaranteed Party shall promptly return all monies paid to it or its Subsidiaries or affiliates in excess of such liabilities or obligations. Nothing set forth in this Limited Guarantee shall confer or give to any Person other than the Guaranteed Party any rights or remedies against any Person, including the Guarantor, except as expressly set forth herein. The Guaranteed Party acknowledges that (a) the Guarantor is agreeing to enter into this Limited Guarantee in reliance on the provisions set forth in this Section 3, and (b) the sole assets of Parent and Merger Subsidiary are cash in a de minimis amount and their rights under the Merger Agreement, and that no additional funds are expected to be contributed to Parent or Merger Subsidiary unless and until the Effective Time occurs. This Section 3 shall survive termination of this Limited Guarantee.
          4. NO WAIVER; CUMULATIVE RIGHTS; AMENDMENTS. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder or under the Equity Financing Commitment or the Merger Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against Parent or Merger Subsidiary or any other Person liable for any Obligations prior to proceeding against the Guarantor hereunder, and the failure by the Guaranteed Party to pursue rights or remedies against Parent or Merger Subsidiary shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Guaranteed Party. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Limited Guarantee and to such provision, and executed by the Guaranteed Party and the Guarantor.
          5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:
          (a) it has all requisite power and authority to execute, deliver and perform this Limited Guarantee, the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents, or any law, regulation, rule, decree, order, judgment or material contractual restriction binding on the Guarantor or its assets, and the Person executing and delivering this Limited Guarantee on behalf of the Guarantor is duly authorized to do so;
          (b) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guarantee;
          (c) this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and
          (d) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds or assets necessary for the Guarantor to fulfill its Obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof and, without limiting the foregoing, the Guarantor has, as of the date hereof, and shall have, for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof, unfunded capital commitments in an amount not less than its Obligations that may be unconditionally drawn upon and used by the Guarantor to satisfy its Obligations.
          6. NO ASSIGNMENT. Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (except by operation of law) without the prior written consent of the Guaranteed Party or the Guarantor, as the case may be; except that if all or any portion of the Guarantor’s commitment pursuant to the Equity Financing Commitment by the Guarantor to Parent dated as of the date hereof is allocated or assigned in accordance with the terms thereof, then a corresponding portion of its obligations hereunder shall be assigned or allocated to the same Person and the assignor shall be relieved therefrom to the extent such assignee performs and satisfies such obligations.
          7. NOTICES. All notices and other communications hereunder shall be in writing in the English language and shall be given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or (d) if sent by facsimile transmission, when transmitted and receipt is confirmed. All notices to the Guarantor shall be delivered to the Guarantor, c/o Irving Place Capital Management, L.P., 277 Park Avenue, 39th Floor, New York, NY 10172, Attention: Douglas R. Korn, or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement.

          8. CONTINUING GUARANTEE. This Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until all of its Obligations have been indefeasibly paid, observed, performed or satisfied in full. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms under circumstances set forth in the Merger Agreement in which Parent would not be obligated to pay the Parent Termination Fee and (iii) the payment to the Guaranteed Party by any combination of Parent and/or the Guarantor of the full amount of the Obligations.. Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its Affiliates (as such term is defined in the Merger Agreement) asserts, directly or indirectly, in any litigation or other proceeding (a) that the Guarantor’s liability is greater than the amount of its Obligations, (b) that the Guarantor’s aggregate liability is greater than the Maximum Aggregate Amount, (c) that any of the other provisions of this Limited Guarantee are illegal, invalid or unenforceable in whole or in part, (d) any theory of liability against the Guarantor or any of its respective Parent Affiliates with respect to the transactions contemplated by the Merger Agreement other than liability of the Guarantor under this Limited Guarantee (subject to the limitations described herein) and such assertion is not immediately and irrevocably waived in writing and withdrawn for all purposes (and, in no event later than five (5) business day after receipt of written notice from Guarantor to the Guaranteed Party expressly stating that this Limited Guarantee shall terminate unless all such assertions are waived and withdrawn in accordance with this Section 8 ), then (i) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (ii) if the Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover all such payments and (iii) neither the Guarantor nor any of its respective Parent Affiliates shall have any liability to the Guaranteed Party with respect to the transactions contemplated by the Merger Agreement or under this Limited Guarantee.
          9. NO RECOURSE. Notwithstanding anything to the contrary in this Limited Guarantee or any document or instrument delivered contemporaneously herewith, and notwithstanding the fact that the Guarantor may be a partnership or limited liability company, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that, except in the case of fraud, (a) it has no right of recovery against, and no personal liability shall attach to, the Guarantor or the former, current or future respective direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of the Guarantor or Parent or any former, current or future stockholder, director, officer, employee, general or limited partner, member, manager, affiliate or agent of any of the foregoing (other than Parent and Merger Subsidiary solely pursuant to the Merger Agreement) (collectively, with respect to the Guarantor, its “Parent Affiliate”), through Parent, Merger Subsidiary or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Parent against any such Parent Affiliate, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for its rights to recover from the Guarantor (but not any other Parent Affiliate (including any general partner or managing member)) under and to the extent provided in this Limited Guarantee and the limitations described herein and (b) recourse against the Guarantor under this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its affiliates against the Guarantor and the other Parent Affiliates in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby. By acceptance of this Limited Guarantee, the Guaranteed Party hereby releases the Guarantor and each Parent Affiliate from and with respect to any claim, known or unknown, now existing or hereafter arising, other than any claims against the Guarantor under this Limited Guarantee (subject to the Aggregate Maximum Amount). Nothing set forth in this Limited Guarantee shall affect or be construed to affect or limit any liability of Parent or Merger Subsidiary to the Guaranteed Party or shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person other than the Guarantor as expressly set forth herein.
          10. NO SUBROGATION. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Parent, Merger Subsidiary or any other Person liable with respect to any of the Obligations that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Limited Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Company against Parent, Merger Subsidiary or such other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent, Merger Subsidiary, or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the satisfaction in full of the Obligations, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations, in accordance with the terms of the Merger Agreement and herewith, whether matured or unmatured, or to be held as collateral for the Obligations.
          11. GOVERNING LAW. This Limited Guarantee, and all claims or causes of action (whether at law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Limited Guarantee or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Limited Guarantee and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Limited Guarantee and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Limited Guarantee or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Limited Guarantee, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Limited Guarantee, or the subject mater hereof, may not be enforced in or by such courts. Each of the parties hereto irrevocably consents to the service of process out of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to it at its address set forth herein, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of any party to serve process in any other manner permitted by applicable law.
          12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
          13. COUNTERPARTS. This Limited Guarantee may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.
          14. SEVERABILITY. The provisions of this Limited Guarantee shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Limited Guarantee, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Limited Guarantee and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
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          IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

IRVING PLACE CAPITAL PARTNERS III, L.P.
By:	IPC Advisors III L.P., its General Partner

By:	JDH Management LLC, its General Partner

By:	/s/ Douglas R. Korn
Douglas R. Korn
Senior Managing Director
SIGNATURE PAGE TO LIMITED GUARANTEE

          IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Martin Quinn
	Name:	Martin Quinn
	Title	President

SIGNATURE PAGE TO LIMITED GUARANTEE